UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2016

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32999	20-3960974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

780 Third Avenue, 25th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 502-7170

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 1, 2015, Fuel Systems Solutions, Inc., a Delaware corporation (the “Company” or “Fuel Systems”), Westport Innovations Inc., an Alberta, Canada corporation (“Westport”), and Whitehorse Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Westport (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), on the terms and subject to the conditions of which, at the effective time of the Merger, the Company will be merged with and into Merger Sub (the “Merger”), with the Company surviving the Merger.

As a result of continuing discussions among the parties (a summary of which will be set forth in an amended Proxy Statement/Prospectus to be filed with the Securities and Exchange Commission (the “SEC”) and mailed to the Company’s stockholders), on March 6, 2016, the Company, Westport and Merger Sub entered into Amendment No. 1 to the Merger Agreement (the “Merger Agreement Amendment” and, together with the Merger Agreement, the “Amended Merger Agreement”), and Westport and Cartesian entered into an amendment (the “Cartesian Amendment”) to their previously announced financing agreement between Westport and an affiliate of Cartesian Capital Group (“Cartesian”; and, such agreement, the “Cartesian Financing Agreement” and, together with the Cartesian Financing Agreement, the “Amended Cartesian Financing Agreement”).

Amendment to Merger Agreement

The Merger Agreement Amendment, among other things, provides for an increase in the number of Westport common shares (the “Westport Shares”) into which each share of common stock of the Company (the “Company Common Stock”) is to be converted (such number of Westport Shares, the “Exchange Ratio”) if the average Westport share price is below $2.37. Under the Amended Merger Agreement, if the volume weighted average price of Westport Shares on NASDAQ for the ten consecutive trading days ending on and including the trading day five business days prior to the anticipated closing date of the Merger, as reported by Bloomberg, is:

•	equal to or less than $1.64, then the Exchange Ratio will be 3.0793;

•	greater than $1.64 and less than $2.37, then the Exchange Ratio will be an amount equal to the quotient obtained by dividing (x) $5.05 by (y) such volume weighted average price, rounded to four decimal places; or

•	equal to or greater than $2.37, then the Exchange Ratio will be 2.129 (which was the exchange ratio under the Merger Agreement).

No fractional Westport Shares will be issued in the Merger, and holders of Company Common Stock will, instead, receive cash in lieu of fractional Westport Shares, if any.

The Merger Agreement Amendment also makes certain provisions for post-closing directors and officers of the combined company. Under the Amended Merger Agreement, concurrently with the closing of the Merger and until the 2019 annual meeting of Westport shareholders, Westport’s board of directors will consist of nine (instead of ten) directors, including three directors designated by the Company, and at or as promptly as practicable after the closing, one independent director (who must be a citizen of Canada) designated by the three Company-designated directors (subject to the approval of the Nominating and Corporate Governance Committee of Westport, such approval not to be unreasonably withheld, conditioned or delayed), to serve until their death, resignation or removal (subject to the right of the Company-designated directors to appoint any replacements until the 2017 annual meeting of Westport shareholders), as well as a specified non-voting board observer.

In addition, the Merger Agreement Amendment makes certain changes to the termination provisions of the Merger Agreement, including extending from April 30, 2016 to June 30, 2016 the date on which either party would have the right to terminate the Merger Agreement if the Merger has not been consummated by that date.

The Merger Agreement Amendment also provides that the closing of the Merger is conditioned on Westport’s concurrent issuance of the Convertible Note, as further described below, pursuant to the Amended Cartesian Financing Agreement. In addition, the Merger Agreement Amendment provides that, in the event of and following the consummation of the Merger, no assets or equity interests of the Company or any of its subsidiaries shall be subject to any security interest granted pursuant to or securing obligations under the Amended Cartesian Financing Agreement.

Amendment to Cartesian Financing Agreement

Concurrently with, and as a condition to the Company’s board of directors approving, the Merger Agreement Amendment, the Cartesian Financing Agreement was amended to provide additional flexibility for Westport and, upon consummation of the Merger, the combined company under certain of the covenants contained therein. Under the terms of the Cartesian Amendment, the second tranche of financing to be provided by Cartesian, an investment of $17.5 million in cash in exchange for a convertible note issued by Westport (the “Convertible Note”), will now close simultaneously with the closing of the Merger. Reflective of potential changes to the number of Westport Shares to be issued in the Merger, under the Amended Cartesian Financing Agreement, the Convertible Note valuation price will be equal to such amount as would provide the same percentage of fully diluted ownership in Westport Shares as Cartesian would have been entitled to prior to the Merger Agreement Amendment, which prior ownership percentage calculation utilized a 2.129 conversion ratio and a $2.31 previous valuation price. Under the Amended Cartesian Financing Agreement, Cartesian must maintain at least 80% of its Westport Shares issuable through exercise of the Convertible Note as a “minimum threshold” to maintain certain rights and provisions. In addition, the Cartesian Amendment modified, among other things, certain covenants relating to the amount of indebtedness that the combined company may incur and the permitted sale of certain assets following the Merger to provide additional flexibility to Westport.

The Merger Agreement Amendment provides for a mutual release by Westport, Merger Sub and the Company of all claims related to any breach or alleged breach of the Merger Agreement arising out of any events prior to the execution of the Merger Agreement Amendment, subject to a limited exception, and the Cartesian Amendment also provides for a mutual release by Cartesian and the Company of claims arising out of, among other things, any events prior to the execution of the Cartesian Amendment.

Unlike the approval of the Merger Agreement, the approval by the Company’s board of directors of the Merger Agreement Amendment was not unanimous, with Messrs. Costamagna and Di Toro voting against the motion to approve the Merger Agreement Amendment, including the mutual release contained therein. A summary of the reasons for the directors’ votes will be explained in an amended Proxy Statement/Prospectus to be filed with the SEC and mailed to the Company’s stockholders.

The Merger Agreement Amendment is attached hereto as Exhibit 2.1 and is incorporated into this Item 1.01 by reference. Except as expressly amended by the Merger Agreement Amendment, the provisions of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 1, 2015, remains in full force and effect as originally executed.

The foregoing summary of the Merger Agreement Amendment has been included to provide investors and security holders with information regarding the terms of the Merger Agreement Amendment and is qualified in its entirety by the terms and conditions of the Amended Merger Agreement. The foregoing summary of the Cartesian Amendment has been included to provide investors and security holders with information regarding the terms of the Cartesian Amendment and is qualified in its entirety by the terms and conditions of the Amended Cartesian Financing Agreement.

The foregoing summaries are not intended to provide any other factual information about the Company, Westport or their respective subsidiaries and affiliates. The agreements referred to herein contain representations and warranties by each of the parties thereto, which were made only for purposes of such agreements and as of specified dates. The representations, warranties and covenants in such agreements were made solely for the benefit of the parties thereto; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Westport or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the applicable agreement or such specified dates, as applicable, which subsequent information may or may not be fully reflected in the Company’s or Westport’s public disclosures.

Item 7.01	Regulation FD Disclosure

On March 7, 2016, the Company issued a press release announcing the execution of the Merger Agreement Amendment. A copy of such press release is attached hereto as Exhibit 99.1.

Item 8.01	Other Events

Third Party Proposal

As disclosed in the Company’s Proxy Statement/Prospectus dated February 16, 2016, the Company’s board of directors received, on January 27, 2016, a written proposal from a third party (the “Third Party Proposal”) expressing interest in acquiring all of the outstanding shares of Company Common Stock for a purchase price of $4.50 per share in cash, financed through a combination of the Company’s current cash on hand and cash of the third party. In connection with entering into the Merger Agreement Amendment, the Company’s board of directors rejected the Third Party Proposal (and has so informed the third party) and resolved to recommend that the stockholders of the Company vote in favor of the Amended Merger Agreement and the approval of the Merger and the other transactions contemplated by the Amended Merger Agreement.

Special Meeting of Company Stockholders

The special meeting of the Company’s stockholders to consider the Amended Merger Agreement and the Merger (the “Company Stockholder Meeting”) is currently scheduled for March 22, 2016. Westport will be filing an amended Proxy Statement/Prospectus with the SEC with respect to the Amended Merger Agreement and related matters, and it will be necessary for the Company to mail such amended Proxy Statement/Prospectus to the Company’s stockholders in accordance with SEC rules and regulations. See “Additional Information and Where to Find It” below. In order to allow reasonable additional time for the filing and/or mailing of such amended Proxy Statement/Prospectus and for such amended Proxy Statement/Prospectus to be disseminated and reviewed by the stockholders of the Company prior to the Company Stockholder Meeting, the Company may be required to adjourn the Company Stockholder Meeting after calling it to order on March 22, 2016, in which case the Company will publicly announce the date to which the Company Stockholder Meeting is adjourned.

Additional Information and Where to Find It

Westport will file with the SEC an amendment to its registration statement on Form F-4, which will include an amended Proxy Statement/Prospectus. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE AMENDED PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESTPORT, FUEL SYSTEMS, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the amended Proxy Statement/Prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the amended Proxy Statement/Prospectus and other documents filed with the SEC by the parties by contacting Westport Investor Relations at 1-604-718-2046 or invest@westport.com (for documents filed with the SEC by Westport) or Fuel Systems Investor Relations advisors, LHA, at 1-415-433-3777 or fuel@lhai.com (for documents filed with the SEC by Fuel Systems).

Participants in the Solicitation

Westport, Fuel Systems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Fuel Systems in respect of the proposed transactions contemplated by the amended Proxy Statement/Prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of Fuel Systems in connection with the proposed transactions, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the amended Proxy Statement/Prospectus when it is filed with the SEC. Information regarding Westport’s directors and executive officers is contained in Westport’s Annual Report on Form 40-F for the year ended December 31, 2014, as amended, and its Management Information Circular, dated March 11, 2015, which is filed with, in the case of the Annual Report on Form 40-F, and furnished to, in the case of the Management Information Circular, the SEC and can be obtained free of charge from the sources indicated above. Information regarding Fuel System’s directors and executive officers is contained in Fuel System’s Annual Report on Form 10-K for the year ended December 31, 2014 and its Proxy Statement on Schedule 14A, dated April 14, 2015, each of which are filed with the SEC and can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward Looking Statements

This filing contains certain “forward-looking statements” within the meaning of federal securities laws. Words such as “anticipates”, “believes,” “expects”, “intends”, “will”, “should”, “may”, and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Fuel Systems’ and Westport’s current views about future events. This filing contains forward-looking statements, including statements regarding the Amended Merger Agreement and the anticipated timing for and ultimate completion of the Merger, the timing of the Fuel Systems stockholders meeting, the exchange ratio and related matters. These statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties and are based on both the views of management and assumptions that may cause our ability to complete the proposed Merger to be materially different from what is expressed in or implied by these forward looking statements. These risks and uncertainties include risks and assumptions related to our revenue growth, operating results, industry and products, the general economy, conditions of and access to the capital and debt markets, governmental policies, regulation and approvals, technology innovations, fluctuations in foreign exchange rates, operating expenses, the availability and price of natural gas, global government stimulus packages, the acceptance of and shift to natural gas vehicles, the relaxation or waiver of fuel emission standards, the inability of fleets to access capital or government funding to purchase natural gas vehicles, the development of competing technologies, our ability to adequately develop and deploy our technology, the actions and determinations of our joint venture and development partners, as well as other risk factors and assumptions that may affect our actual results, performance or achievements or financial position discussed in Westport’s Annual Report on Form 40-F for the year ended December 31, 2014, as amended, and Fuel System’s Annual Report on Form 10-K for the year ended December 31, 2014, and other filings made by the companies with securities regulators. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they were made. We disclaim any obligation to publicly update or revise such statements to reflect any change in our expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in these forward looking statements except as required by National Instrument 51-102.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 6, 2016, by and among Westport Innovations Inc., Whitehorse Merger Sub Inc., and Fuel Systems Solutions, Inc.

99.1	Press Release dated March 7, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: March 7, 2016	By:	/s/ Pietro Bersani
Pietro Bersani Chief Financial Officer

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